UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2013

VSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-3676 (Commission File Number)	54-0649263 (IRS Employer Identification Number)

6348 Walker Lane
Alexandria, VA 22310
(Address of Principal Executive Offices and Zip Code)

(703) 960-4600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

VSE CORPORATION

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2013 annual meeting of stockholders of VSE Corporation (the "Company") was held on May 7, 2013. At the annual meeting, the holders of 4,518,366 shares of common stock, which represents approximately 85.1% of the outstanding shares entitled to vote as of the record date of March 25, 2013, were represented in person or by proxy. The proposals are described in more detail in the Company's definitive proxy statement dated April 8, 2013 and filed with the Securities and Exchange Commission on April 15, 2013.

The final voting results for proposals 1, 2, 3 and 4, which were voted on by the stockholders at the annual meeting, are set forth below.

Proposal 1 - Election of Directors

With respect to the vote on the election of eight directors, each for a term of one year, to expire at the Company's 2014 annual meeting of stockholders, the "for" votes received by each director represented a minimum of approximately 94.6% of the total number of shares that were either voted at the meeting or for which the authority to vote for the proposed nominee was withheld. The final voting results were as follows:

Director	For	Withheld	Broker Non-Vote
Ralph E. Eberhart	3,421,226	85,632	1,011,508
Maurice A. Gauthier	3,444,160	62,698	1,011,508
Clifford M. Kendall	3,442,355	64,503	1,011,508
Calvin S. Koonce	3,392,702	114,156	1,011,508
James F. Lafond	3,445,080	61,778	1,011,508
David M. Osnos	3,315,831	191,027	1,011,508
Jack C. Stultz	3,446,190	60,668	1,011,508
Bonnie K. Wachtel	3,395,002	111,856	1,011,508

Proposal 2 – Ratification of Independent Registered Public Accounting Firm for the year ending December 31, 2013.

With respect to the vote on the ratification of the selection by the Company's audit committee of Ernst & Young LLP as the Company's independent registered accounting firm for the 2013 fiscal year, the "for" votes received represented approximately 99.2% of the shares voted at the meeting. The final voting results were as follows:

For	Against	Abstentions	Broker Non-Vote
4,478,446	35,956	3,964	0

Proposal 3 – Advisory Vote to Approve the Company's Executive Compensation.

With respect to the non-binding advisory vote to approve the Company's executive compensation, the "for" votes received represented approximately 99.3% of the shares present at the meeting, in person or by proxy, and entitled to vote. The final voting results were as follows:

For	Against	Abstentions	Broker Non-Vote
3,447,466	24,066	35,325	1,011,509

Proposal 4 – Advisory Vote on the Frequency of Advisory Votes to Approve the Company's Executive Compensation.

With respect to the non-binding advisory vote on the frequency of advisory votes to approve the Company's executive compensation, the option of "one year" received 91.6% of the votes cast and is considered to be the option recommended by the stockholders. The number of votes received for the options of one, two or three years, and the number of abstentions and broker non-votes, were as follows:

Votes For 1 Year Option	Votes For 2 Year Option	Votes For 3 Year Option	Abstentions	Broker Non-Vote
3,027,253	40,064	235,873	203,667	1,011,509

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VSE CORPORATION
(Registrant)

Date: December 12, 2013	/s/ Thomas M. Kiernan
Thomas M. Kiernan
Vice President, General Counsel and Secretary